UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 300-6761

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 14, 2021, IronNet, Inc., a Delaware corporation (the “Company”) issued a press release announcing its financial results for its second quarter and six months ended July 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation by reference language in such a filing, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company announced that a total of 1,078,125 shares (the “Earnout Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”) will be issued to eligible former equityholders of IronNet Cybersecurity, Inc., in accordance with the earnout provision of the Agreement and Plan of Reorganization and Merger among the Company (previously named LGL Systems Acquisition Corp.), IronNet Cybersecurity, Inc. and LGL Systems Merger Sub Inc., dated March 15, 2021 and as amended August 6, 2021 (the “Business Combination Agreement”), as the Triggering Event (as defined in the Business Combination Agreement) has been met. The Triggering Event was met by virtue of the volume-weighted average closing sale price of Common Stock having been greater than or equal to $13.00 for ten (10) consecutive trading days during the two-year period following the closing of the business combination. The former holders of IronNet Cybersecurity, Inc. common stock and the eligible holders of IronNet Cybersecurity, Inc. options, warrants, restricted stock unit awards and restricted stock awards (as applicable, only to the extent time vested as of the closing of the business combination) as of the closing of the business combination will receive their pro rata portion of the Earnout Shares.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1*	Press release issued by IronNet, Inc. on September 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2021	IronNet, Inc.

	By:	/s/ James C. Gerber
Name: James C. Gerber
Title: Chief Financial Officer

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